UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2019 (December 17, 2018)

OMPHALOS, CORP.
(Exact name of registrant as specified in its charter)

Nevada	84-1482082
(State or other jurisdiction of incorporation or	(I.R.S. Employer Identification No.)
organization)

Unit 2, 15 Fl., No. 83, Nankan Rd. Sec. 1,
Luzhu Dist., Taoyuan City, 33859, Taiwan
(Address of principal executive offices, Zip Code)

011-886-3-322-9658
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[   ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01 Entry into a Material Agreement

On November 30, 2018, a Debt Conversion Agreement (the “Debt Conversion Agreement”) was entered into by and among Omphalos Corp. (the “Company”), Omphalos Corp. (Taiwan), a Taiwanese company, one of the Company’s wholly-owned subsidiaries (the “Omphalos TW”), All Fine Technology Co., Ltd. (Taiwan), a Taiwanese company, one of the Company’s wholly-owned subsidiaries (the “All Fine TW”), and Sheng-Peir Yang, the chief executive officer and chairman of the Company, Omphalos TW, and All Fine TW (the “Yang”). Pursuant to the Debt Conversion Agreement, the Company agreed to issue Yang 85,000,000 shares of its $0.0001 par value common stock at a conversion price of $0.001 per share (the “Shares”) in exchange for Yang’s forgiveness of $85,000 Yang provided in the form of debt to fund the business operations of the Company, Omphalos TW, and All Fine TW accrued as of September 30, 2018.

The foregoing description of the Debt Conversion Agreement is qualified in its entirety by reference to the Debt Conversion Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 3.02: Unregistered Sales of Equity Securities

As described above in Item 1.01, the Company agreed to issue 85,000,000 Shares to Yang in exchange for his forgiveness of approximately $85,000 of debt accrued as of September 30, 2018.

In the sale and issuance of the Shares, no general solicitation was made either by the Company or by any person acting on our behalf. The transactions were privately negotiated and did not involve any kind of public solicitation. No underwriters or agents were involved in the foregoing sale and issuance and the Company paid no underwriting discounts or commissions. The securities were acquired for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof, and contains customary restrictions on transfer. The issuances were approved by the Board. These Shares were issued without registration under the Securities Act of 1933, as amended, (the “Securities Act”) in reliance upon the exemptions provided in Section 4(a)(2) and Regulation S thereunder.

The foregoing description of the Debt Conversion Agreement is qualified in its entirety by reference to the Debt Conversion Agreement, a copy of which are attached hereto as Exhibit 10.1 and incorporated into this Item 3.02 by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
10.1	Debt Conversion Agreement dated November 30, 2018 by and among OMPHALOS, CORP., Sheng-Peir Yang, Omphalos Corp. (Taiwan), and All Fine Technology Co., Ltd. (Taiwan).

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2019	OMPHALOS, CORP.

By:	/s/ Sheng-Peir Yang
Sheng-Peir Yang
Chief Executive Officer, President and Chairman of
the Board

By:	/s/ Pi-Yun Chu
Pi-Yun Chu
Chief Financial Officer, Chief Accounting Officer
and Director